                                  EXHIBIT 6(b)
               Revised Schedules A-D to the Distribution Agreement

                                                         Dated: February 5, 1999

                                   Schedule A
                                     to the
                             Distribution Agreement
                     between The BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

   Name of Fund
   ------------

BB&T U.S. Treasury
  Money Market Fund

BB&T Short-Intermediate
  U.S. Government Income Fund

BB&T Intermediate U.S.
  Government Bond Fund

BB&T North Carolina
  Intermediate Tax-Free Fund

BB&T Growth and
  Income Stock Fund

BB&T Balanced Fund

BB&T Small Company
  Growth  Fund

BB&T International
  Equity Fund

BB&T Capital Manager
  Conservative Growth Fund

BB&T Capital Manager
  Moderate Growth Fund

BB&T Capital Manager
  Growth Fund

BB&T Prime Money Market
  Fund

BB&T Large Company
  Growth Fund

BB&T South Carolina
Intermediate Tax-Free Fund

BB&T Virginia Intermediate
Tax-Free Fund

BB&T Equity Index Fund

BB&T Intermediate Corporate Bond Fund

BB&T Tax-Free Money Market Fund

                                                   BB&T Mutual Funds Group

                                                   By:/s/
                                                      -----------------------

                                                   Title:
                                                         ---------------------


                                                   BISYS FUND SERVICES
                                                   LIMITED PARTNERSHIP

                                                   By: BISYS Fund Services, Inc.
                                                       General Partner

                                                    By:/s/
                                                      -----------------------

                                                   Title:
                                                         ---------------------

                                                         Dated: February 5, 1999

                                   Schedule B
                                     to the
                             Distribution Agreement
                     between The BB&T Mutual Funds Group and
  BISYS Fund Services, Inc. (formerly The Winsbury Company Limited Partnership)

Class A Shares of
  BB&T U.S. Treasury
  Money Market Fund

Class A Shares of
  BB&T Short-Intermediate
  U.S. Government Income Fund

Class A Shares of
  BB&T Intermediate U.S.
  Government Bond Fund

Class A Shares of
  BB&T North Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  BB&T Growth and
  Income Stock Fund

Class A Shares of
  BB&T Balanced Fund

Class A Shares of
  BB&T Small
  Company Growth Fund

Class A Shares of
 BB&T International
 Equity Fund

Class A Shares of
  BB&T Capital Manager
  Conservative Growth Fund

Class A Shares of
  BB&T Capital Manager
  Moderate Growth Fund

Class B Shares of
 BB&T U.S. Treasury
 Money Market Fund

Class B Shares of
 BB&T Short-Intermediate
 U.S. Government Income Fund

Class B Shares of
 BB&T Intermediate U.S.
 Government Bond Fund

Class B Shares of
 BB&T North Carolina
 Intermediate Tax-Free Fund

Class B Shares of
 BB&T Growth and
 Income Stock Fund

Class B Shares of
 BB&T Balanced Fund

Class B Shares of
 BB&T Small
 Company Growth Fund

Class B Shares of
 BB&T International
 Equity Fund

Class B Shares of
  BB&T Capital Manager
  Conservative Growth Fund

Class B Shares of
  BB&T Capital Manager
  Moderate Growth Fund

Class A Shares of
  BB&T Capital Manager
  Growth Fund

Class A Shares of
  BB&T Prime
  Money Market Fund

Class A Shares of
  BB&T Large Company
  Growth Fund

Class A Shares of
  BB&T South Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  BB&T Virginia Intermediate
  Tax-Free Fund

Class A Shares of
  BB&T Equity Index Fund

Class A Shares of
  BB&T Intermediate Corporate
  Bond Fund

Class A Shares of
  BB&T Tax-Free Money Market Fund

Class B Shares of
  BB&T Capital Manager
  Growth Fund

Class B Shares of
 BB&T Prime
 Money Market Fund

Class B Shares of
  BB&T Large Company
  Growth Fund

Class B Shares of
  BB&T South Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  BB&T Virginia Intermediate
  Tax-Free Fund

Class B Shares of
  BB&T Equity Index Fund

Class B Shares of
  BB&T Intermediate Corporate
  Bond Fund

Class B Shares of
  BB&T Tax-Free Money Market Fund

                                                     BB&T MUTUAL FUNDS GROUP

                                                     By:/s/
                                                        ------------------------

                                                     Title:
                                                           ---------------------

                                                   BISYS FUND SERVICES
                                                   LIMITED PARTNERSHIP

                                                   By: BISYS Fund Services, Inc.
                                                       General Partner

                                                   By:/s/
                                                      ------------------------

                                                   Title:
                                                         ---------------------

                                                         Dated: February 5, 1999

                                   Schedule C
                                     to the
                             Distribution Agreement
                     between The BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

Class A Shares of
  BB&T U.S. Treasury Money Market Fund

Class A Shares of
  BB&T Short-Intermediate
  U.S. Government Income Fund

Class A Shares of
  BB&T Intermediate U.S.
  Government Bond Fund

Class A Shares of
  BB&T North Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  BB&T Growth and Income Stock Fund

Class A Shares of
  BB&T Balanced Fund

Class A Shares of
  BB&T Small Company Growth Fund

Class A Shares of
 BB&T International Equity Fund

Class A Shares of
 BB&T Capital Manager
 Conservative Growth Fund

Class A Shares of
 BB&T Capital Manager Moderate Growth Fund

Class A Shares of
 BB&T Prime Money Market Fund

Class A Shares of
 BB&T Capital Manager
 Growth Fund

Class A Shares of
  BB&T Large
  Company Growth Fund

Class A Shares of
  BB&T South Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  BB&T Virginia Intermediate
  Tax-Free Fund

Class A Shares of
  BB&T Equity Index Fund

Class A Shares of
  BB&T Intermediate Corporate
  Bond Fund

Class A Shares of
  BB&T Tax-Free Money Market Fund
                                                   BB&T MUTUAL FUNDS GROUP

                                                   By:/s/
                                                      -------------------------

                                                   Title:
                                                        -----------------------

                                                   BISYS FUND SERVICES
                                                   LIMITED PARTNERSHIP

                                                   By: BISYS Fund Services, Inc.
                                                           General Partner

                                                   By:/s/
                                                      -------------------------

                                                   Title:
                                                        -----------------------

                                                         Dated: February 5, 1999

                                   Schedule D
                                     to the
                             Distribution Agreement
                     between The BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

Class B Shares of
  BB&T U.S. Treasury Money Market Fund

Class B Shares of
  BB&T Short-Intermediate U.S. Government Income Fund

Class B Shares of
  BB&T Intermediate U.S. Government Bond Fund

Class B Shares of
  BB&T North Carolina Intermediate Tax-Free Fund

Class B Shares of
  BB&T Growth and Income Stock Fund

Class B Shares of
  BB&T Balanced Fund

Class B Shares of
  BB&T Small Company Growth Fund

Class B Shares of
  BB&T International Equity Fund

Class B Shares of
  BB&T Capital Manager Conservative Growth Fund

Class B Shares of
  BB&T Capital Manager Moderate Growth Fund

Class B Shares of

  The BB&T Capital Manager Growth Fund

Class B Shares of
  The BB&T Prime Money Market Fund

Class B Shares of
  The BB&T Large Company Growth Fund

Class B Shares of
  The BB&T South Carolina Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Virginia Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Equity Index Fund

Class B Shares of
  The BB&T Intermediate Corporate Bond Fund

Class B Shares of
  The BB&T Tax-Free Money Market Fund

                                        BB&T MUTUAL FUNDS GROUP

                                        By:  /s/
                                           ---------------------------

                                        Title:
                                              ------------------------


                                        BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                        By:  BISYS Fund Services, Inc.
                                                 General Partner

                                        By:   /s/
                                           ---------------------------

                                        Title:
                                              ------------------------